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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                  FORM 8-K/A-1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  April 1, 2005

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                              NAYNA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                         000-13822              83-0210455
(State or other jurisdiction of          (Commission           (IRS Employer
        incorporation)                   File Number)        Identification No.)


                              180 ROSE ORCHARD WAY
                               SAN JOSE, CA 95134
          (Address of principal executive offices, including zip code)


                                 (408) 956-8000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Reference is made to the Current Report on Form 8-K filed by ResCon Technology Corporation on April 8, 2005 (the "Form 8-K"). Item 4.01 of the Form 8-K is hereby amended and restated in its entirety as follows:

(A) On April 1, 2005, Rescon dismissed Mantyla McReynolds, Certified Public Accountants of Salt Lake City, Utah, as its independent certified public accountants. The decision was approved by the Board of Directors of Rescon.

The report of Mantyla McReynolds on Rescon's financial statements for the fiscal years ended August 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, other than a going concern qualification. During Rescon's fiscal years ended August 31, 2004 and 2003 and the subsequent interim period preceding the dismissal, there were no disagreements with Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mantyla McReynolds, would have caused Mantyla McReynolds to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

The Company requested that Mantyla McReynolds furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with Rescon's statements in this Item 4.01(a). A copy of the letter furnished by Mantyla McReynolds in response to that request, dated April 15, 2005, is filed as Exhibit 16.1 to this Form 8-K/A-1.

(B) On April 1, 2005, Naresh Arora, CPA, Inc. was engaged as Rescon's new independent certified accountant. During the two most recent fiscal years and the interim period preceding the engagement of Naresh Arora, CPA, Inc., Rescon has not consulted with Naresh Arora, CPA, Inc. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Rescon's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            16.2 Letter dated April 15, 2005 from Mantyla McReynolds, Certified Public Accountants, regarding its concurrence with the statements made by Rescon concerning the change in accountants.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RESCON TECHNOLOGY CORPORATION


                                       By: /s/ NAVEEN S. BISHT
                                           -------------------------------------
                                           Naveen S. Bisht
                                           President and Chief Executive Officer

Date: April 15, 2005